V E R I T E X Piper Jaffray Financial Institutions Conference May 15-17, 2017

2 Safe Harbor Statement ABOUT VERITEX HOLDINGS, INC. Headquartered in Dallas, Texas, Veritex Holdings, Inc. (“VBTX”, “Veritex” or the “Company”) is a bank holding company that conducts banking activities through its wholly-owned subsidiary, Veritex Community Bank, with locations throughout the Dallas metropolitan area. Veritex Community Bank is a Texas state chartered bank regulated by the Texas Department of Banking and the Board of Governors of the Federal Reserve System. For more information, visit www.veritexbank.com. NO OFFER OR SOLICITATION This communication does not constitute an offer to sell, a solicitation of an offer to sell, the solicitation or an offer to buy any securities or a solicitation of any vote or approval. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended. ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT In connection with the proposed merger of Veritex and Sovereign Bancshares, Inc. (“Sovereign”), Veritex filed on January 20, 2017 with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a joint proxy statement of Veritex and Sovereign and a prospectus of Veritex, and will file other relevant documents concerning the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VERITEX, SOVEREIGN AND THE PROPOSED MERGER. The joint proxy statement/prospectus has or will be sent to the shareholders of each institution seeking the required shareholder approvals. Investors and security holders may obtain free copies of the registration statement on Form S-4 and the related joint proxy statement/prospectus, as well as other documents filed with the SEC by Veritex through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by Veritex will also be available free of charge by directing a written request to Veritex Holdings, Inc., 8214 Westchester Drive, Suite 400, Dallas, Texas 75225 Attn: Investor Relations. Veritex’s telephone number is (972) 349-6200. NON-GAAP FINANCIAL MEASURES Veritex reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Veritex’s reported results prepared in accordance with GAAP. PARTICIPANTS IN THE TRANSACTION Veritex, Sovereign and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Veritex and Sovereign in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus regarding the proposed transaction. Additional information about Veritex and its directors and officers may be found in the definitive proxy statement of Veritex relating to its 2017 Annual Meeting of Stockholders filed with the SEC on April 10, 2017. The definitive proxy statement can be obtained free of charge from the sources described above.

3 Forward Looking Statements “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release may contain certain forward-looking statements within the meaning of the securities laws that are based on various facts and derived utilizing important assumptions, current expectations, estimates and projections about Veritex and its subsidiaries. Forward-looking statements include information regarding Veritex’s future financial performance, business and growth strategy, projected plans and objectives, and related transactions, integration of the acquired businesses, ability to recognize anticipated operational efficiencies, and other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Further, certain factors that could affect Veritex’s future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to whether Veritex can: successfully implement its growth strategy, including identifying acquisition targets and consummating suitable acquisitions; continue to sustain internal growth rate; provide competitive products and services that appeal to its customers and target market; continue to have access to debt and equity capital markets; and achieve its performance goals. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Special Cautionary Notice Regarding Forward- Looking Statements” and “Item 1A. Risk Factors” in Veritex’s Annual Report on Form 10-K filed with the SEC on March 10, 2017 and any updates to those risk factors set forth in Veritex’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Veritex does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Veritex cannot assess the impact of each factor on Veritex’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

4  Headquartered in Dallas, Texas  Established in 2010  Twelve locations within one of the fastest growing metropolitan areas in the U.S.  Strong core deposit mix and commercial lending focus  Significant organic growth profile complemented by disciplined M&A Franchise FootprintOverview Veritex – “Truth in Texas Banking” Financial Highlights Source: SNL Financial and Company documents; financial data as of 03/31/17. Note: ROAA LTM is calculated by dividing net income for the 12 months beginning April 1, 2016 through March 31, 2017 by average assets for this same period. VBTX (11) (Dollars in Millions, Except Per Share) Total Assets $ 1,522 Net Income $ 3,098 Earnings Per Share $ 0.20 ROAA (LTM) 0.99% NPAs/ Assets 0.19% VBTX (12)

5 First Quarter 2017 Highlights Acquisitionsa Strategic Investments Successful Organic Growth  Merger with Sovereign Bancorp on track for a second quarter closing  Expansion into Fort Worth, Austin, and Houston markets  Positive EPS and TBVPS accretion anticipated with realization of expense savings and inclusive of all estimated one-time deal related charges  Addition of new lending teams expanded the scope and sophistication of the C&I and CRE lending functions  Opened new branch in the attractive Turtle Creek area of Dallas, adding to our network of relationship-driven banking center targeting private client and small to medium-sized businesses. 1 Q 2017 Ending Balances 1 Q 2017 Annualized Growth Assets $1.5 billion 32% Loans $1.0 billion 12% Deposits $1.2 billion 36%

6 Combined Texas Footprint Announced Acquisition of Sovereign Bancshares VBTX (11) Sovereign (10) D/FW Metroplex VBTX (11) Sovereign (7) Source: SNL Financial and Company documents as of 12/31/16. Note: Market share rank based on FDIC data as of 6/30/16. Combined figures for Veritex and Sovereign as of 12/31/16. Combined Franchise  Offices: 21  Assets: $2.5 Billion  Loans: $1.9 Billion  Deposits: $2.0 Billion  Compelling transaction between two established Dallas-based banks  Increases deposit market share rank to #17 in D/FW metroplex  Addition of two Sovereign insiders to VBTX board of directors  Financially attractive with double-digit EPS accretion and limited TBVPS dilution VBTX (12) Sovereign (9) VBTX (12) Sovereign (6)

Successful Organic Growth and M&A Strategy Source: SNL Financial and Company documents Note: Combined Pending financials represent combined assets for Veritex and Sovereign as of 12/31/2016 7 $524,127 $664,971 $802,286 $1,408,350 $1,522,015 $2,485,535 $181,800 $220,100 $121,417 0.03% 0.31% 0.58% 0.73% 0.98% 1.06% 2010 2011 2012 2013 2014 2015 2016 2017 1Q Combined 2016 Total Assets at Year End Assets Acquired During the Year ROAA $197,949 $437,820 $1,039,551 (Dollars in Thousands) Pending Grew $114 million or 32% in 1Q 2017Completed $40 million Initial Public Offering and grew $137 million organically Founded Veritex Holdings & acquired $182 million asset Professional Bank Acquired $166 million asset Fidelity Bank and $54 million asset Bank of Las Colinas Grew $86 million organically exceeding $500 million in assets Grew $141 million organically Acquired $121 million asset IBT Bancorp, Inc. exceeded $1 billion in assets Grew $369 million or 35% in 2016

Diversified and Growing Loan Portfolio Source: Company documents; information as of and for the year ended unless otherwise noted. 8 (Dollars in Millions) 34% 37% 11% 14% 4% Percentage by Loan Type Commercial Real Estate Commercial & Industrial 1-4 Family Mortgages Construction & Land Other $298 $398 $495 $603 $821 $992 $1,021 2011 2012 2013 2014 2015 2016 2017 Q1 Loan Growth YTD 2017 Yield on loans 4.78% Includes held for sale loans

Strong Credit Culture Source: SNL Financial and Company documents; information as of and for the year ended unless otherwise noted. 9 0.05% 0.21% 0.02% 0.04% 0.01% 0.03% 0.06% 0.31% 0.24% 0.18% 0.10% 0.14% 0.23% 0.14% 0.67% 0.48% 0.31% 0.23% 0.17% 0.18% 0.11% 2011 2012 2013 2014 2015 2016 2017 Q1 Net Charge-offs to Average Loans Veritex Texas Commerical Bank US Commerical Bank 0.05% 0.33% 0.23% 0.07% 0.08% 0.18% 0.19% 1.54% 1.54% 1.33% 0.96% 0.92% 1.15% 1.13% 3.16% 2.82% 2.33% 1.90% 1.63% 1.49% 1.48% 2011 2012 2013 2014 2015 2016 2017 Q1 Veritex Texas Commerical Bank US Commerical Bank Non Performing Loans to Total Loans

Core Funded Deposit Base Source: Company documents; information as of and for the year ended unless otherwise noted. 10 (Dollars in Millions) 28% 6% 54% 12% Percentage by Deposit Type Noninterest Demand Interest-bearing Demand Savings and Money Market Time and Wholesale YTD 2017 Cost of Deposits 0.54% YTD 2017 Cost of Interest-bearing Deposits 0.78% $365 $448 $574 $639 $868 $1,120 $1,222 2011 2012 2013 2014 2015 2016 2017 Q1 Deposit Growth

Veritex Plan for 2017 11  Focus on seamless integration of the Sovereign acquisition  Maintain strong underwriting standards and excellent credit quality  Continue strong pace of organic growth in loans and EPS  Add experienced bankers to enhance our growth profile  Seek accretive acquisitions that strengthen our presence in new and existing markets We are committed to the significant ongoing expansion of Veritex and expect the robust pace of our growth and momentum to continue

Experienced Leadership 12 Executive Management C. Malcolm Holland, III Chairman of the Board, Chief Executive Officer  35 years of banking experience in Texas  Former CEO of Texas region for Colonial Bank, which grew from $625 million to $1.6 billion  Former President of First Mercantile Bank William C. Murphy Vice Chairman  45 years of banking experience  Former Chairman or CEO of several Dallas community banks  Has led 25 financial institution transactions Noreen E. Skelly Chief Financial Officer  30 years of banking experience  Former CFO of Highlands Bancshares, Inc.  Former SVP and Retail line of business chief finance officer for Comerica and LaSalle Banks Jeff Kesler Chief Lending Officer  16 years of banking experience  Former president of Dallas and Austin markets for Colonial Bank Clay Riebe Chief Credit Officer  30 years of banking experience  Former Chief Lending Officer of American Momentum Bank  Former market president of Citibank’s Bryan/College Station markets LaVonda Renfro Chief Retail Officer  32 years of banking experience  Former Retail Executive of Colonial Bank/BB&T  Former Senior Vice President, District Manager for Bank of America’s Austin and San Antonio markets Angela Harper Chief Risk Officer  25 years of banking experience  Former Senior Vice President, Credit Administration Officer and Risk Management Officer for the Texas Region of Colonial Bank

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